                                                                   EXHIBIT 10.14

[LOGO OF UNITED STATES POSTAL SERVICE]

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                                                                                                                 -------------------
     AMENDMENT TO SOLICITATION                                                                                      Amendment No.
                                                                                                                          5
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                                                                                            Page 1         of   11

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                                                      1. Solicitation Amendment Pursuant To
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
a. Solicitation No.    b. Date of Solicitation     c. Contract No.     d. Begin Contract Term     e. End Contract Term
      HQ-2001-12               04-23-01                                        08-27-01                   08-27-06
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f. For Mail Service    City & State                                      City & State
   in or Between                     VARIOUS POINTS
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2. Bidder/Offeror Name and Address (Print or Type)
                                                                          3. Issued By
                                                                          Marilyn Davis
All Offerors                                                              U S Postal Service
                                                                          475 L'Enfant Plaza
                                                                          Room 4900
                                                                          Washington DC 20260-6210

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                                                                          4. Date Issued

                                                                                                 05-21-01
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5. Description of Amendment Modification

a. There will be no more questions accepted. All proposals must be submitted based on the information already provided.

b. Attached is the SCA wage determination for Amarillo, TX (Potter County/Randall County).

c. Amendment 3 changed the Hnl vol to 0 lbs Originating and 39,000 lbs Destinating. Amendment 4 shows containers for Originating Hnl - Destination Hnl
O. To emphasize, Amendment 4 is correct. We will have the 22 containers on the Originating side (From HNL to Continental US), and there will be 0 volume on the Destinating side.

d. Per request, the list of attendees for the May 8, 2001 pre-proposal conference is attached also.







Except as provided herein, all terms and conditions of the document referenced in Block 1 remain unchanged and in full force and effect.
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6. The above numbered solicitation is amended as set forth in Block 5.
     Note: Offerors must acknowledge receipt of this amendment prior to the date and time specified in the solicitation by one of the following methods by:

           a. Signing and returning one copy of the amendment;
           b. Acknowledging receipt of this amendment on each copy of the bid/proposal submitted; or
           c. Submitting separate letter or telegram which includes a reference to the solicitation and amendment numbers.

   FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE SPECIFIED IN THE SOLICITATION PRIOR TO THE DATE AND TIME SPECIFIED FOR RECEIPT OF BIDS/PROPOSALS MAY RESULT IN REJECTION OF YOUR BID/PROPOSAL.

   If, by virtue of this amendment, you desire to change a bid/proposal already submitted, such change may be made by telegram or letter provided such telegram or letter makes reference to the solicitation and amendment numbers, and is received prior to the date and time specified.

[_] If this box is checked, the date and time specified for receipt of the bid/proposal is extended to: 4:00 P.M. ______________________________
                                       Date                   Time

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                         7. Bidder/Offeror                                                  8. U.S. Postal Service
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
The receipt of this Amendment to Solicitation is hereby acknowledge:      The U.S. Postal Service has hereby issued this Amendment
                                                                          to Solicitation

  /s/ Brian T. Bauer                           5/22/01                            /signed/                             05/21/01
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    (Signature of Bidder/offeror)              (Date)                          (Signature of Contracting Officer)       (Date)

  Brian T. Bauer/President                                                Marilyn Davis
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    (Name and Title of bidder/offeror)                                           (Title of Contracting Officer)

                                                                          Purchasing Specialist
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PS FORM 7330, October 1994
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


94-2518 TX,NORTHWEST TEXAS      09/26/00
***FOR OFFICIAL USE ONLY BY FEDERAL AGENCIES PARTICIPATING IN MOU WITH DOL***
                                       |         WASHINGTON D.C.  20210
                                       |
                                       |
                                       |
                                       | Wage Determination No.: 1994-2518
William W.Gross          Division of   |           Revision No.: 17
Director            Wage Determinations|  Date Of Last Revision: 09/19/2000
---------------------------------------|----------------------------------------
States: New Mexico, Oklahoma, Texas

Area: New Mexico Counties of Curry, Lea, Quay, Roosevelt, Union
Oklahoma Counties of Beaver, Cimarron, Texas
Texas Counties of Andrews, Armstrong, Bailey, Borden, Brewster, Briscoe, Brown, Callahan, Carson, Castro, Childress, Cochran, Coke, Coleman, Collingsworth, Comanche, Concho, Cottle, Crane, Crockett, Crosby, Dallam, Dawson, Deaf Smith, Dickens, Donley, Eastland, Ector, Fisher, Floyd, Foard, Gaines, Garza, Glasscock, Gray, Hale, Hall, Hansford, Hardeman, Hartley, Haskell, Hemphill, Hockley, Howard, Hutchinson, Irion, Jeff Davis, Jones, Kent, Kimble, King, Knox, Lamb, Lipscomb, Loving, Lubbock, Lynn, Martin, McCulloch, Menard, Midland, Mitchell, Moore, Motley, Nolan, Ochiltree, Oldham, Parmer, Pecos, Potter, Presidio, Randall, Reagan, Reeves, Roberts, Runnels, Schleicher, Scurry, Shackelford, Sherman, Stephens, Sterling, Stonewall, Sutton, Swisher, Taylor, Terrell, Terry, Throckmorton, Tom Green, Upton, Ward, Wheeler, Winkler, Yoakum, Young

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          **Fringe Benefits Required Follow the Occupational Listing**

OCCUPATION TITLE                                             MINIMUM WAGE RATE

Administrative Support and Clerical Occupations
  Accounting Clerk I                                                       7.45
  Accounting Clerk II                                                      8.14
  Accounting Clerk III                                                    10.17
  Accounting Clerk IV                                                     11.94
  Court Reporter                                                          13.39
  Dispatcher, Motor Vehicle                                                9.28
  Document Preparation Clerk                                              11.95
  Duplicating Machine Operator                                            11.95
  Film/Tape Librarian                                                      9.85
  General Clerk I                                                          6.45
  General Clerk II                                                         7.25
  General Clerk III                                                       12.84
  General Clerk IV                                                        13.20
  Housing Referral Assistant                                              11.80
  Key Entry Operator I                                                     6.51
  Key Entry Operator II                                                    8.25
  Messenger  (Courier)                                                     6.45
  Order Clerk I                                                            8.45
  Order Clerk II                                                           9.25
  Personnel Assistant (Employment) I                                       8.77
  Personnel Assistant (Employment) II                                      9.85
  Personnel Assistant (Employment) III                                    13.39
  Personnel Assistant (Employment) IV                                     13.57
  Production Control Clerk                                                11.80
  Rental Clerk                                                             9.85
  Scheduler, Maintenance                                                   9.85
  Secretary I                                                              9.85
  Secretary II                                                            14.02
  Secretary III                                                           14.16
  Secretary IV                                                            15.73
  Secretary V                                                             17.43
  Service Order Dispatcher                                                 8.07
  Stenographer I                                                          10.44
  Stenographer II                                                         10.85
  Supply Technician                                                       12.85
  Survey Worker (Interviewer)                                             13.39
  Switchboard Operator-Receptionist                                        7.66
  Test Examiner                                                           13.39
  Test Proctor                                                            13.39
  Travel Clerk I                                                           7.84
  Travel Clerk II                                                          8.43

  Travel Clerk III                                                         8.99
  Word Processor I                                                         9.37
  Word Processor II                                                       11.73
  Word Processor III                                                      13.13
Automatic Data Processing Occupations
  Computer Data Librarian                                                 10.33
  Computer Operator I                                                      7.28
  Computer Operator II                                                     9.28
  Computer Operator III                                                   12.47
  Computer Operator IV                                                    13.85
  Computer Operator V                                                     15.34
  Computer Programmer I (1)                                               12.55
  Computer Programmer II (1)                                              15.60
  Computer Programmer III (1)                                             19.02
  Computer Programmer IV (1)                                              23.02
  Computer Systems Analyst I (1)                                          17.85
  Computer Systems Analyst II  (1)                                        22.38
  Computer Systems Analyst III (1)                                        24.35
  Peripheral Equipment Operator                                            9.28
Automotive Service Occupations
  Automotive Body Repairer, Fiberglass                                    17.49
  Automotive Glass Installer                                              15.42
  Automotive Worker                                                       15.42
  Electrician, Automotive                                                 16.47
  Mobile Equipment Servicer                                               13.35
  Motor Equipment Metal Mechanic                                          17.49
  Motor Equipment Metal Worker                                            15.42
  Motor Vehicle Mechanic                                                  17.72
  Motor Vehicle Mechanic Helper                                           12.33
  Motor Vehicle Upholstery Worker                                         14.40
  Motor Vehicle Wrecker                                                   15.42
  Painter, Automotive                                                     16.47
  Radiator Repair Specialist                                              15.42
  Tire Repairer                                                           12.90
  Transmission Repair Specialist                                          17.49
Food Preparation and Service Occupations
  Baker                                                                    8.74
  Cook I                                                                   7.62
  Cook II                                                                  8.74
  Dishwasher                                                               5.36
  Food Service Worker                                                      5.36
  Meat Cutter                                                              8.74
  Waiter/Waitress                                                          5.90
Furniture Maintenance and Repair Occupations
  Electrostatic Spray Painter                                             16.47
  Furniture Handler                                                       10.26
  Furniture Refinisher                                                    16.47
  Furniture Refinisher Helper                                             12.33
  Furniture Repairer, Minor                                               14.40
  Upholsterer                                                             16.47
General Services and Support Occupations
  Cleaner, Vehicles                                                        5.36
  Elevator Operator                                                        5.36
  Gardener                                                                 6.17
  House Keeping Aid I                                                      5.36
  House Keeping Aid II                                                     5.87
  Janitor                                                                  5.36
  Laborer, Grounds Maintenance                                             5.90
  Maid or Houseman                                                         5.33
  Pest Controller                                                          7.89
  Refuse Collector                                                         6.17
  Tractor Operator                                                         7.08
  Window Cleaner                                                           5.90
Health Occupations
  Dental Assistant                                                        10.93
  Emergency Medical Technician (EMT)/Paramedic/Ambulance Driver           10.93
  Licensed Practical Nurse I                                               8.71
  Licensed Practical Nurse II                                              9.77
  Licensed Practical Nurse III                                            10.93
  Medical Assistant                                                        9.77
  Medical Laboratory Technician                                            9.77
  Medical Record Clerk                                                     9.77
  Medical Record Technician                                               13.54
  Nursing Assistant I                                                      7.10
  Nursing Assistant II                                                     7.98
  Nursing Assistant III                                                    8.71

  Nursing Assistant IV                                                     9.77
  Pharmacy Technician                                                     12.19
  Phlebotomist                                                             9.77
  Registered Nurse I                                                      13.54
  Registered Nurse II                                                     16.57
  Registered Nurse II, Specialist                                         16.57
  Registered Nurse III                                                    20.05
  Registered Nurse III, Anesthetist                                       20.05
  Registered Nurse IV                                                     24.02
Information and Arts Occupations
  Audiovisual Librarian                                                   11.52
  Exhibits Specialist I                                                   12.80
  Exhibits Specialist II                                                  15.61
  Exhibits Specialist III                                                 16.46
  Illustrator I                                                           12.80
  Illustrator II                                                          15.61
  Illustrator III                                                         16.46
  Librarian                                                               15.66
  Library Technician                                                      12.28
  Photographer I                                                          11.14
  Photographer II                                                         15.63
  Photographer III                                                        16.46
  Photographer IV                                                         20.08
  Photographer V                                                          24.35
Laundry, Dry Cleaning, Pressing and Related Occupations
  Assembler                                                                5.74
  Counter Attendant                                                        5.74
  Dry Cleaner                                                              6.90
  Finisher, Flatwork, Machine                                              5.74
  Presser, Hand                                                            5.74
  Presser, Machine, Drycleaning                                            5.74
  Presser, Machine, Shirts                                                 5.74
  Presser, Machine, Wearing Apparel, Laundry                               5.74
  Sewing Machine Operator                                                  7.28
  Tailor                                                                   7.67
  Washer, Machine                                                          6.11
Machine Tool Operation and Repair Occupations
  Machine-Tool Operator (Toolroom)                                        16.47
  Tool and Die Maker                                                      24.00
Material Handling and Packing Occupations
  Forklift Operator                                                       11.66
  Fuel Distribution System Operator                                       13.35
  Material Coordinator                                                    13.72
  Material Expediter                                                      13.72
  Material Handling Laborer                                                9.52
  Order Filler                                                            10.07
  Production Line Worker (Food Processing)                                12.60
  Shipping Packer                                                          8.91
  Shipping/Receiving Clerk                                                 8.91
  Stock Clerk (Shelf Stocker; Store Worker II)                             9.64
  Store Worker I                                                           8.29
  Tools and Parts Attendant                                               10.25
  Warehouse Specialist                                                    12.60
Mechanics and Maintenance and Repair Occupations
  Aircraft Mechanic                                                       17.49
  Aircraft Mechanic Helper                                                12.33
  Aircraft Quality Control Inspector                                      20.49
  Aircraft Servicer                                                       14.40
  Aircraft Worker                                                         15.42
  Appliance Mechanic                                                      16.47
  Bicycle Repairer                                                        12.90
  Cable Splicer                                                           17.49
  Carpenter, Maintenance                                                  16.47
  Carpet Layer                                                            15.42
  Electrician, Maintenance                                                19.36
  Electronics Technician, Maintenance I                                   17.23
  Electronics Technician, Maintenance II                                  21.02
  Electronics Technician, Maintenance III                                 22.35
  Fabric Worker                                                           14.40
  Fire Alarm System Mechanic                                              17.49
  Fire Extinguisher Repairer                                              13.35
  Fuel Distribution System Mechanic                                       17.49
  General Maintenance Worker                                              13.82
  Heating, Refrigeration and Air Conditioning Mechanic                    17.49
  Heavy Equipment Mechanic                                                17.49
  Heavy Equipment Operator                                                17.49

  Instrument Mechanic                                                     17.49
  Laborer                                                                 10.36
  Locksmith                                                               16.47
  Machinery Maintenance Mechanic                                          17.72
  Machinist, Maintenance                                                  17.84
  Maintenance Trades Helper                                               12.33
  Millwright                                                              17.49
  Office Appliance Repairer                                               16.47
  Painter, Aircraft                                                       16.47
  Painter, Maintenance                                                    16.47
  Pipefitter, Maintenance                                                 17.49
  Plumber, Maintenance                                                    16.47
  Pneudraulic Systems Mechanic                                            17.49
  Rigger                                                                  17.49
  Scale Mechanic                                                          15.42
  Sheet-Metal Worker, Maintenance                                         17.49
  Small Engine Mechanic                                                   15.42
  Telecommunication Mechanic I                                            17.49
  Telecommunication Mechanic II                                           18.51
  Telephone Lineman                                                       17.49
  Welder, Combination, Maintenance                                        17.49
  Well Driller                                                            17.49
  Woodcraft Worker                                                        17.49
  Woodworker                                                              13.82
Miscellaneous Occupations
  Animal Caretaker                                                         6.49
  Carnival Equipment Operator                                              7.08
  Carnival Equipment Repairer                                              6.17
  Carnival Worker                                                          5.36
  Cashier                                                                  7.03
  Desk Clerk                                                               8.60
  Embalmer                                                                16.57
  Lifeguard                                                                7.66
  Mortician                                                               16.57
  Park Attendant (Aide)                                                    9.63
  Photofinishing Worker (Photo Lab Tech., Darkroom Tech)                   7.66
  Recreation Specialist                                                   10.38
  Recycling Worker                                                         8.15
  Sales Clerk                                                              7.66
  School Crossing Guard (Crosswalk Attendant)                              5.36
  Sport Official                                                           7.66
  Survey Party Chief (Chief of Party)                                     13.25
  Surveying Aide                                                           9.23
  Surveying Technician (Instr. Person/Surveyor Asst./Instr.)              12.65
  Swimming Pool Operator                                                   7.30
  Vending Machine Attendant                                                7.08
  Vending Machine Repairer                                                 8.74
  Vending Machine Repairer Helper                                          7.08
Personal Needs Occupations
  Child Care Attendant                                                     8.60
  Child Care Center Clerk                                                 10.72
  Chore Aid                                                                5.33
  Homemaker                                                               11.91
Plant and System Operation Occupations
  Boiler Tender                                                           17.49
  Sewage Plant Operator                                                   16.47
  Stationary Engineer                                                     17.49
  Ventilation Equipment Tender                                            12.33
  Water Treatment Plant Operator                                          16.47
Protective Service Occupations
  Alarm Monitor                                                            9.57
  Corrections Officer                                                     11.87
  Court Security Officer                                                  12.32
  Detention Officer                                                       11.87
  Firefighter                                                             11.87
  Guard I                                                                  7.11
  Guard II                                                                 9.57
  Police Officer                                                          14.75
Stevedoring/Longshoremen Occupations
  Blocker and Bracer                                                      15.77
  Hatch Tender                                                            15.77
  Line Handler                                                            15.77
  Stevedore I                                                             14.72
  Stevedore II                                                            16.83
Technical Occupations
  Air Traffic Control Specialist, Center (2)                              26.07

  Air Traffic Control Specialist, Station (2)                             17.98
  Air Traffic Control Specialist, Terminal (2)                            19.79
  Archeological Technician I                                              11.88
  Archeological Technician II                                             13.30
  Archeological Technician III                                            16.46
  Cartographic Technician                                                 16.46
  Civil Engineering Technician                                            16.46
  Computer Based Training (CBT) Specialist/ Instructor                    17.85
  Drafter I                                                                9.37
  Drafter II                                                              11.14
  Drafter III                                                             15.63
  Drafter IV                                                              16.46
  Engineering Technician I                                                10.47
  Engineering Technician II                                               11.65
  Engineering Technician III                                              13.09
  Engineering Technician IV                                               16.85
  Engineering Technician V                                                20.56
  Engineering Technician VI                                               24.93
  Environmental Technician                                                13.85
  Flight Simulator/Instructor (Pilot)                                     22.38
  Graphic Artist                                                          17.85
  Instructor                                                              16.46
  Laboratory Technician                                                   12.47
  Mathematical Technician                                                 16.85
  Paralegal/Legal Assistant I                                             13.39
  Paralegal/Legal Assistant II                                            13.71
  Paralegal/Legal Assistant III                                           16.77
  Paralegal/Legal Assistant IV                                            20.29
  Photooptics Technician                                                  16.85
  Technical Writer                                                        12.38
  Unexploded (UXO) Safety Escort                                          16.57
  Unexploded (UXO) Sweep Personnel                                        16.57
  Unexploded Ordnance (UXO) Technician I                                  16.57
  Unexploded Ordnance (UXO) Technician II                                 20.25
  Unexploded Ordnance (UXO) Technician III                                24.02
  Weather Observer, Combined Upper Air and Surface Programs (3)           12.47
  Weather Observer, Senior  (3)                                           13.85
  Weather Observer, Upper Air (3)                                         12.47
Transportation/ Mobile Equipment Operation Occupations
  Bus Driver                                                              10.64
  Parking and Lot Attendant                                                5.33
  Shuttle Bus Driver                                                       7.41
  Taxi Driver                                                              6.82
  Truckdriver, Heavy Truck                                                11.03
  Truckdriver, Light Truck                                                 7.80
  Truckdriver, Medium Truck                                               10.64
  Truckdriver, Tractor-Trailer                                            11.71

________________________________________________________________________________

ALL OCCUPATIONS LISTED ABOVE RECEIVE THE FOLLOWING BENEFITS:

HEALTH & WELFARE: Life, accident, and health insurance plans, sick leave, pension plans, civic and personal leave, severance pay, and savings and thrift plans. Minimum employer contributions costing an average of $2.56 per hour computed on the basis of all hours worked by service employees employed on the contract.

VACATION: 2 weeks paid vacation after 1 year of service with a contractor or successor; 3 weeks after 8 years, and 4 weeks after 15 years. Length of service includes the whole span of continuous service with the present contractor or successor, wherever employed, and with the predecessor contractors in the performance of similar work at the same Federal facility. (Reg. 29 CFR 4.173)

HOLIDAYS: A minimum of ten paid holidays per year: New Year's Day, Martin Luther King Jr.'s Birthday, Washington's Birthday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day, and Christmas Day. (A contractor may substitute for any of the named holidays another day off with pay in accordance with a plan communicated to the employees involved.) (See 29 CFR 4.174)

THE OCCUPATIONS WHICH HAVE PARENTHESES AFTER THEM RECEIVE THE FOLLOWING BENEFITS (as numbered):

1) Does not apply to employees employed in a bona fide executive, administrative, or professional capacity as defined and delineated in 29 CFR
541. (See CFR 4.156)

2) APPLICABLE TO AIR TRAFFIC CONTROLLERS ONLY - NIGHT DIFFERENTIAL: An employee is entitled to pay for all work performed between the hours of 6:00 P.M. and 6:00 A.M. at the rate of basic pay plus a night pay differential amounting to 10 percent of the rate of basic pay.

3) WEATHER OBSERVERS - NIGHT PAY & SUNDAY PAY: If you work at night as part of a regular tour of duty, you will earn a night differential and receive an additional 10% of basic pay for any hours worked between 6pm and 6am. If you are a full-time employed (40 hours a week) and Sunday is part of your regularly scheduled workweek, you are paid at your rate of basic pay plus a Sunday premium of 25% of your basic rate for each hour of Sunday work which is not overtime (i.e. occasional work on Sunday outside the normal tour of duty is considered overtime work).

HAZARDOUS PAY DIFFERENTIAL: An 8 percent differential is applicable to employees employed in a position that represents a high degree of hazard including working with or in close proximity to explosives and incendiary materials involved in research, testing, manufacturing, inspection, renovation, maintenance, and disposal. Such as: Screening, blending, dying, mixing, and pressing of sensitive explosives pyrotechnic compositions such as lead azide, black powder and photoflash power. All dry-house activities involving propellants or explosives. Demilitarization, modification, renovation, demolition, and maintenance operations on sensitive explosives and incendiary materials. All operations involving regarding and cleaning of artillery ranges.

A 4 percent differential is applicable to employees employed in a position that represents a low degree of hazard. Including working with or in close proximity to explosives and incendiary materials which involves potential injury such as laceration of hands, face, or arms of the employee engaged in the operation and, possibly adjacent employees, irritation of the skin, minor burns and the like; minimal damage to immediate or adjacent work area or equipment being used.

All operations involving, unloading, storage, and hauling of explosive and incendiary ordnance material other than small arms ammunition. (Distribution of raw nitroglycerine is covered under high degree hazard.)

** UNIFORM ALLOWANCE **

If employees are required to wear uniforms in the performance of this contract (either by the terms of the Government contract, by the employer, by the state or local law, etc.), the cost of furnishing such uniforms and maintaining (by laundering or dry cleaning) such uniforms is an expense that may not be borne by an employee where such cost reduces the hourly rate below that required by the wage determination. The Department of Labor will accept payment in accordance with the following standards as compliance:

The contractor or subcontractor is required to furnish all employees with an adequate number of uniforms without cost or to reimburse employees for the actual cost of the uniforms. In addition, where uniform cleaning and maintenance is made the responsibility of the employee, all contractors and subcontractors subject to this wage determination shall (in the absence of a bona fide collective bargaining agreement providing for a different amount, or the furnishing of contrary affirmative proof as to the actual cost), reimburse all employees for such cleaning and maintenance at a rate of $3.35 per week (or $.67 cents per day). However, in those instances where the uniforms furnished are made of "wash and wear" materials, may be routinely washed and dried with other personal garments, and do not require any special treatment such as dry cleaning, daily washing, or commercial laundering in order to meet the cleanliness or appearance standards set by the terms of the Government contract, by the contractor, by law, or by the nature of the work, there is no requirement that employees be reimbursed for uniform maintenance costs.

                 ** NOTES APPLYING TO THIS WAGE DETERMINATION **

Source of Occupational Title and Descriptions:

The duties of employees under job titles listed are those described in the "Service Contract Act Directory of Occupations," Fourth Edition, January 1993, as amended by the Third Supplement, dated March 1997, unless otherwise indicated. This publication may be obtained from the Superintendent of Documents, at 202-783-3238, or by writing to the Superintendent of Documents, U.S. Government Printing Office, Washington, D.C. 20402. Copies of specific job descriptions may also be obtained from the appropriate contracting officer.

REQUEST FOR AUTHORIZATION OF ADDITIONAL CLASSIFICATION AND WAGE RATE {Standard Form 1444 (SF 1444)}

Conformance Process:

The contracting officer shall require that any class of service employee which is not listed herein and which is to be employed under the contract (i.e., the work to be performed is not performed by any classification listed in the wage determination), be classified by the contractor so as to provide a reasonable relationship (i.e., appropriate level of skill comparison) between such unlisted classifications and the classifications listed in the wage determination. Such conformed classes of employees shall be paid the monetary wages and furnished the fringe benefits as are determined. Such conforming process shall be initiated by the contractor prior to the performance of contract work by such unlisted class(es) of employees. The conformed classification, wage rate, and/or fringe benefits shall be retroactive to the commencement date of the contract. {See Section 4.6 (C)(vi)} When multiple wage determinations are included in a contract, a separate SF 1444 should be prepared for each wage determination to which a class(es) is to be conformed.

The process for preparing a conformance request is as follows:

1) When preparing the bid, the contractor identifies the need for a conformed occupation(s) and computes a proposed rate(s).

2) After contract award, the contractor prepares a written report listing in order proposed classification title(s), a Federal grade equivalency (FGE) for each proposed classification(s), job description(s), and rationale for proposed wage rate(s), including information regarding the agreement or disagreement of the authorized representative of the employees involved, or where there is no authorized representative, the employees themselves. This report should be submitted to the contracting officer no later than 30 days after such unlisted class(es) of employees performs any contract work.

3) The contracting officer reviews the proposed action and promptly submits a report of the action, together with the agency's recommendations and pertinent information including the position of the contractor and the employees, to the Wage and Hour Division, Employment Standards Administration, U.S. Department of Labor, for review. (See section 4.6(b)(2) of Regulations 29 CFR Part 4).

4) Within 30 days of receipt, the Wage and Hour Division approves, modifies, or disapproves the action via transmittal to the agency contracting officer, or notifies the contracting officer that additional time will be required to process the request.

5) The contracting officer transmits the Wage and Hour decision to the contractor.

6) The contractor informs the affected employees.

Information required by the Regulations must be submitted on SF 1444 or bond paper.

When preparing a conformance request, the "Service Contract Act Directory of Occupations" (the Directory) should be used to compare job definitions to insure that duties requested are not performed by a classification already listed in the wage determination. Remember, it is not the job title, but the required tasks that determine whether a class is included in an established wage determination. Conformances may not be used to artificially split, combine, or subdivide classifications listed in the wage determination.

Attendees to the May 8, 2001 pre-proposal conference:

      NAME                           COMPANY                                TITLE
    1 Pat Rene                       Air Cargo Inc.                         Mgr. Cargo Term. Hand.
    2 Patrick Snodgrass              Air Cargo Inc.                         Field Svc. Rep.
    3 Daniel Saperstone              Airport Group International            Director of Cargo
    4 Dickey Hough                   Airport Group International            General Mgr ATL
    5 Brian Wood                     Airport Terminal Services              VP, Operations
    6 Alan Ritchey                   Alan Ritchey, Inc.                     CEO
    7 Richard Stroup                 Alan Ritchey, Inc.                     VP
    8 Paul DeBellevue                Argenbright Security                   Natl. Logistics Mgr.
    9 Roger Jarman                   Atlantic Models                        VP
    # Carlos Eichhorn                Delta Air Lines                        Mgr. Contractor Rcr
    # Mike Anastas                   Delta Air Lines                        General Manager
    # David Payne                    Dyn Marine Services                    President
    # Gene Glazar                    Dyncorp Information                    VP Business Development
                                     & Engineering Technology
    # Gordon Meriwether              Dyncorp Information                    VP Program Development
                                     & Engineering Technology
    # Brad Davis                     Emery Worldwide Airlines               Sr Mgr, Operations
    # Dave Harper                    Emery Worldwide Airlines               VP Business Planning
    # Jeff Clark                     Emery Worldwide Airlines               Mgr. Ground Services
    # Pat Nelson                     Emery Worldwide Airlines               Dir., GSD
    # Bob Cotter                     Evergreen/EAGLE                        Sr. Director
    # Bob Lane                       Evergreen/EAGLE                        Sr. Director
    # Bob Miller                     Evergreen/EAGLE                        Dir. Operations
    # John Barry                     Evergreen/EAGLE                        VP, Sales
    # Liane Kelly                    Evergreen/EAGLE                        VP Admin.
    # Mark Walton                    Evergreen/EAGLE                        VP Operations
    # Dian Lensch                    GAT Airline Ground Support             Dir. Business Development
    # Chris Cooley                   Genesis Aircraft Support               President
    # Bob Gordon                     IBC                                    VP
    # Chuck Shea                     IBC                                    President
    # Jim Tygrett                    Intergrated Airlines Services          Dir. Postal Affairs
    # Donny Scott                    Kitty Hawk Aircargo                    VP Postal Operations
    # James Drake                    Knox Air                               VP Operations
    # Don Brocca                     Matheson, Inc.                         VP, Business Developm
    # Val Thomas                     Matheson, Inc.                         General Mgr

      NAME                           COMPANY                                TITLE
    # David Nevius                   Ontario Aircraft Service               VP
    # Ed Aguiar                      Ontario Aircraft Service               VP
    # Beti Ward                      Pacific Air Cargo                      CEO
    # Bill Rodriquez                 Swissport USA                          VP HR
    # George Hogan                   Swissport USA                          VP Marketing
    # Jerry Finn                     Swissport USA                          VP Operations
    # John Wilson                    Swissport USA                          President
    # Mik Hartel                     Swissport USA                          Dir Special Projects
    # Guido DiGiandomenico           Worldwide Flight Services              Dir, Sales & Marketing
    # Jeff Kinsella                  Worldwide Flight Services              VP - North America
    # J. Dwight Young                USPS - NMTP                            Manager
    # Marilyn Davis                  USPS - NMTP                            Contracting Officer
    # Les Griffith                   USPS - NMTP                            Contracting Officer
    # Joe Eagle                      USPS - Shared Networks
    # Larry Quartararo               USPS - Dedicated Networks              Transportation Spec.
    # Jack O'Neill                   USPS - Northeast Area                  Mgr., DNO
    # Michael DeSalio                USPS - Inspection Service              Inspector
End of Listing